Exhibit A

March 1, 2001




Securities and Exchange Commission
Washington, DC 20549

Re:  Thaon Communications, Inc.

File No. 0-305853


Dear Sir or Madam:

I have read Item 4 "Changes in Registrant's Certifying Accountant" of the Form 8-K of Thaon Communications, Inc. dated February 16, 2001, as amended on March 23, 2001. As the Registrant has engaged the Firm of Kabani & Company, Inc. as its Certified Public Accountants to audit the Company's annual financial statements, I agree with the statements contained therein, including that I am no longer the Independent Certified Public Accountant for any future Securities Act of 1993 and Securities Exchange Act 1934 filings.

Very truly yours,




/s/ Brad B. Haynes
---------------------------------
Certified Public Accountant